SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 20, 2004


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5571                 75-1047710
      (State or other             (Commission            (I.R.S. Employer
      jurisdiction of             File Number)          Identification No.)
       incorporation)

100 Throckmorton Street, Suite 1800, Fort Worth, Texas          76102
      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (817) 415-3700

Item 12.  Results of Operations and Financial Condition

     On July 20, 2004, RadioShack Corporation (the "Company") issued a press release containing certain information with respect to its second quarter 2004 financial results. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 20th day of July, 2004.

                                      RADIOSHACK CORPORATION


                                      /s/ Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President - Chief
                                      Administrative Officer, Secretary and
                                      General Counsel

                                  EXHIBIT INDEX

Exhibit No.

99.1     Press Release, dated July 20, 2004.

                                                                    Exhibit 99.1
                                                                   July 20, 2004
                                                                    RSH-2004-035
For further information contact:
James M. Grant,                                   Charles Hodges,
Senior Director, Investor Relations               Director, Media Relations
(817) 415-7833                                    (817) 415-3300
Or                                                Media.relations@radioshack.com
Leah M. King                                      ------------------------------
Director, Investor Relations
(817) 415-2909
investor.relations@radioshack.com
---------------------------------

     RadioShack Corporation Announces Second Quarter 2004 Financial Results
          4th Consecutive Quarter Net Income, E.P.S. Growth Up Over 16%
                       Company Raises 2004 E.P.S. Guidance


Fort Worth, Texas - RadioShack Corporation (NYSE: RSH) today announced net income of $68.3 million or $0.42 per diluted share for the quarter ended June 30, 2004 versus net income of $57.5 million or $0.34 per diluted share for the quarter ended June 30, 2003. This represents a second quarter 2004 growth rate of 19% in net income and 24% in diluted earnings per share.


Second quarter 2004 comparable store sales were up 3% compared to the prior year. Total sales in the second quarter of 2004 were also up 3% to $1,054 million, compared to total sales of $1,025 million for the previous year. Second quarter 2004 wireless communications department sales were up 16%.


"Strong wireless and computer department sales along with greater productivity positively impacted our bottom line," said Leonard Roberts, chairman and chief executive officer. "RadioShack continues to drive higher profit and better returns for its shareholders, and, as a result, it has raised 2004 earnings per share guidance above its previous forecast."


Other financial highlights of the second quarter of 2004 included:

o Inventory turnover for the trailing four quarters ended June 30, 2004 was 2.8 times versus 2.6 times in the corresponding period the prior year.

o  Gross margin increased by 36 basis points.

o RadioShack leveraged selling, general and administrative (SG&A) expenses as a percent of sales by 150 basis points. SG&A expenses decreased 1% in the second quarter of 2004 versus the prior year.

Roberts said, "We are very bullish on the long term outlook for RadioShack. Our sound operations today coupled with exciting growth initiatives that are starting to gain traction make for a very promising future for years to come."


As for financial guidance, RadioShack anticipates generating third quarter 2004 earnings per share of $0.38 to $0.40. Earnings per diluted share for fiscal year 2004 are anticipated to be $2.07 - $2.09, representing a 17% - 18% growth rate over fiscal year 2003.


In addition, RadioShack's two-year departmental sales change projections, last articulated in January 2004, warrant the following updates:

o  Wireless growth will be more than 5% to 8%,

o  Home entertainment will likely be less than flat, and

o  Toys/Personal Electronics will likely be less than 3% to 5%.

Today at 9:00 a.m. ET, management will host a conference call for interested investors followed by a question and answer period. The public is invited to listen to the call live on the Internet at www.radioshackcorporation.com on the Investor Relations page. The call will be replayed on the web site until October 16, 2004 at 11:59 p.m. ET.


Statements made in this news release which are forward-looking involve risks and uncertainties and are indicated by words such as "anticipates" and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the S.E.C. such as RadioShack's most recent Forms 10-K and 10-Q.


Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer of wireless communications, electronic parts, batteries and accessories, as well as other digital technology products and services. With 6,930 outlets nationwide at quarter's end, it is estimated that 94 percent of all Americans live or work within five minutes of a RadioShack store or dealer. The company's knowledgeable sales associates and brand position - "You've got questions. We've got answers.(R)" - support RadioShack's mission to demystify technology in every neighborhood in America. For more information on the company, visit the RadioShack Corporation Web site at www.radioshackcorporation.com. For more information on RadioShack products and services, visit its e-commerce Web site at www.radioshack.com.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Income Statement (Unaudited)
(In millions, except per share amounts)
                                                 Three Months Ended        Increase/        Six Months Ended        Increase/
                                                       June 30,           (Decrease)            June 30,           (Decrease)
                                               -----------------------   ------------   -----------------------   ------------
                                                  2004         2003      2004 vs 2003      2004         2003      2004 vs 2003
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net sales and operating revenues                $1,053.8     $1,025.0     $    28.8      $2,146.4     $2,095.3     $    51.1
Cost of products sold                              514.2        503.8          10.4       1,053.8      1,046.7           7.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Gross profit                                       539.6        521.2          18.4       1,092.6      1,048.6          44.0
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating expenses:
  Selling, general and administrative              402.2        406.6          (4.4)        815.1        814.4           0.7
  Depreciation and amortization                     24.8         22.9           1.9          48.9         45.5           3.4
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total operating expenses                           427.0        429.5          (2.5)        864.0        859.9           4.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating income                                   112.6         91.7          20.9         228.6        188.7          39.9

Interest income                                      2.7          8.0          (5.3)          4.2          9.5          (5.3)
Interest expense                                    (7.1)        (9.8)          2.7         (14.5)       (19.4)          4.9
Other income                                         2.0          0.7           1.3           2.0          3.1          (1.1)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Income before income taxes                         110.2         90.6          19.6         220.3        181.9          38.4
Provision for income taxes                          41.9         33.1           8.8          83.7         67.8          15.9
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net income                                      $   68.3     $   57.5     $    10.8      $  136.6     $  114.1     $    22.5
                                               ==========   ==========   ============   ==========   ==========   ============
Net income per share:
  Basic                                         $   0.42     $   0.34     $    0.08      $   0.84     $   0.67     $    0.17
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                       $   0.42     $   0.34     $    0.08      $   0.83     $   0.67     $    0.16
                                               ==========   ==========   ============   ==========   ==========   ============
Shares used in computing earnings per share:
  Basic                                            161.7        168.9          (7.2)        162.3        170.1          (7.8)
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                          163.2        169.8          (6.6)        164.2        170.8          (6.6)
                                               ==========   ==========   ============   ==========   ==========   ============
Shares outstanding                                 160.5        166.8          (6.3)
                                               ==========   ==========   ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
(In millions)
                                                                  June 30, 2004  Dec. 31, 2003  June 30, 2003
                                                                  -------------  -------------  -------------
Assets
Cash and cash equivalents                                           $  439.7       $  634.7       $  524.3
Accounts and notes receivable, net                                     161.7          182.4          137.5
Inventories, net                                                       856.0          766.5          811.1
Other current assets                                                    90.5           83.0           88.0
                                                                  -------------  -------------  -------------
  Total current assets                                               1,547.9        1,666.6        1,560.9

Property, plant and equipment, net                                     563.5          513.1          422.0
Other assets, net                                                       61.1           64.2           98.4
                                                                  -------------  -------------  -------------
Total assets                                                        $2,172.5       $2,243.9       $2,081.3
                                                                  =============  =============  =============

Liabilities and Stockholders' Equity
Short-term debt, including current maturities of long-term debt     $  110.5       $   77.4       $    -
Accounts payable                                                       288.8          300.2          284.1
Accrued expenses                                                       267.1          343.0          253.6
Income taxes payable                                                    95.9          137.5          140.8
                                                                  -------------  -------------  -------------
  Total current liabilities                                            762.3          858.1          678.5

Long-term debt, excluding current maturities                           502.6          541.3          590.5
Other non-current liabilities                                           79.2           75.2           80.3
                                                                  -------------  -------------  -------------
  Total liabilities                                                  1,344.1        1,474.6        1,349.3
                                                                  -------------  -------------  -------------
Stockholders' equity                                                   828.4          769.3          732.0
                                                                  -------------  -------------  -------------
Total liabilities and stockholders' equity                          $2,172.5       $2,243.9       $2,081.3
                                                                  =============  =============  =============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(In millions)
                                                         Six Months Ended
                                                              June 30,
                                                         2004         2003
                                                      ----------   ----------
Cash flows from operating activities:
 Net income                                            $ 136.6      $ 114.1
  Adjustments to reconcile net income to net cash
   (used in) / provided by operating activities:
   Depreciation and amortization                          48.9         45.5
   Provision for credit losses and bad debts               0.3          -
   Other items                                             8.8          9.4
  Changes in operating assets and liabilities:
   Receivables                                            20.7         68.7
   Inventories                                           (89.5)       160.1
   Other current assets                                   (8.3)        (7.9)
   Accounts payable, accrued expenses and income
    taxes payable                                       (119.2)      (121.3)
                                                      ----------   ----------
Net cash (used in) / provided by operating activities     (1.7)       268.6
                                                      ----------   ----------

Cash flows from investing activities:
 Additions to property, plant and equipment             (103.2)       (47.7)
 Proceeds from sale of property, plant and equipment       2.2          0.1
 Other investing activities                               (3.9)        (0.2)
                                                      ----------   ----------
Net cash used in investing activities                   (104.9)       (47.8)
                                                      ----------   ----------
Cash flows from financing activities:
 Purchases of treasury stock                            (146.8)      (127.1)
 Sales of treasury stock to employee stock plans          19.4         18.8
 Proceeds from exercise of stock options                  37.6          1.3
 Changes in short-term borrowings, net                     1.5        (16.0)
 Repayments of long-term borrowings                       (0.1)       (20.0)
                                                      ----------   ----------
Net cash used in investing activities                    (88.4)      (143.0)
                                                      ----------   ----------

Net (decrease) / increase in cash and cash
 equivalents                                            (195.0)        77.8
 Cash and cash equivalents, beginning of period          634.7        446.5
                                                      ----------   ----------
 Cash and cash equivalents, end of period              $ 439.7      $ 524.3
                                                      ==========   ==========